================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006

                                 ______________

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       1-13725                 76-0545043
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

     2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA           85018
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                 ______________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 26, 2006, iLinc Communications, Inc. (the "Company") reported its fiscal 2007 second quarter results for the period ended September 30, 2006. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.



ITEM 5.02(b)      DEPARTURE OF PRINCIPAL OFFICERS

On October 31, 2006, Mr. Nathan Cocozza was reassigned from his role as Senior Vice President of Sales to Senior Vice President of Government and Military Sales. Mr. Cocozza will now focus on development of an indirect sales program to the Federal Government, including the military branches and the defense contractor sector. A copy of the Company's press release is attached as Exhibit
99.2 to this current report.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.



The following exhibits are filed herewith:


EXHIBIT NUMBER             DESCRIPTION
---------------------------------------

99.1     Press release dated October 26, 2006 issued by iLinc Communications,
         Inc.

99.2     Press release dated October 31, 2006 issued by iLinc Communications,
         Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        iLINC COMMUNICATIONS, INC.


                                        By: /s/ James M. Powers, Jr.
                                            ------------------------------------
                                        President and Chief Executive Officer
Date:  October 31, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
------            -----------------------

   99.1 Copy of press release issued by iLinc Communications, Inc. on October 26, 2006.

   99.2 Copy of press release issued by iLinc Communications, Inc. on October 31, 2006.